EXHIBIT 10.1

Corcentric, Inc. 200 Lake Drive East Cherry Hill, NJ 08002	North Mountain Merger Corp. 767 Fifth Avenue, 9th Floor New York, New York 10153

August 29, 2022

RE: Termination of the Merger Agreement

Reference is made to that certain Agreement and Plan of Merger, dated as of December 9, 2021 (the “Merger Agreement”), by and among Corcentric, Inc. (the “Company”), North Mountain Merger Corp. (“Acquiror”), North Mountain Merger Sub Inc. and North Mountain Merger Sub II, LLC. Capitalized terms used herein shall have the same meaning as ascribed to them in the Merger Agreement.

Pursuant to Section 10.0l(a) of the Merger Agreement, by executing below, the Company and Acquiror each hereby agree to cause the termination of the Merger Agreement and the transactions contemplated thereby, effective immediately, giving effect to the express terms of Section 10.02(a) of the Merger Agreement.

Acknowledged and agreed to as of the date first written above

CORCENTRIC, INC.

By:	/s/ Douglas Clark
Name: Douglas Clark
Title: Chief Executive Officer

NORTH MOUNTAIN MERGER CORP.

By:	Charles Bernicker
Name: Charles Bernicker
Title: Chief Executive Officer